EXHIBIT 99.3

Standard Parking Corporation

Compensation Committee Charter

Adopted by the Board the 1ST day of December, 2010.

Organization

The Board of Directors (the “Board”) of Standard Parking Corporation (the “Company”) shall appoint annually a compensation committee (the “Committee”) composed of not less than three non-employee, independent members of the Board, i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and each of whom Is otherwise “independent” under the rules of the The NASDAQ Stock Market, Inc. (“NASDAQ”), a “non-employee” director within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

The Board, by resolution of a majority of the non-employee directors, shall appoint (and may remove) the members of the Committee. All members of the Committee shall be literate in compensation and benefit-related matters. Such literacy shall be determined by the Board in its business judgment.

The Board, by resolution of a majority of the non-employee directors, shall designate one member of the Committee to act as the Chairperson of the Committee.  The Committee member so designated shall (i) chair all the meetings of the Committee; (ii) coordinate the evaluation of the performance of the Chief Executive Officer (“CEO”); and (iii) perform such other activities as from time to time are requested by the other directors or as circumstances indicate.

The Committee shall serve at the discretion of the Board, and the Board shall have the power at any time to change the membership of the Committee and to fill vacancies. The Committee shall meet at least once annually at such times and places and by such means as the Chairperson shall determine.

Purpose

The purpose of the Committee is to, among other things, provide assistance to the corporate directors in fulfilling their responsibility to the shareholders to ensure that the Company’s executive officers and Board members are compensated in accordance with the Company’s total compensation objectives and executive compensation policy.  The Committee shall (i) review and determine compensation policies, strategies, pay levels and forms of compensation necessary to support organizational objectives; (ii) review and determine bonuses for officers and other employees, (iii) review and determine stock-based compensation, (iv) review and discuss with management the Compensation Discussion and Analysis (“CD&A”) to be included in the proxy statement and annual report of Form 10-K; and (v) prepare the Compensation Committee Report regarding the Committee’s recommendation that the CD&A be included in such proxy statement and annual report, in accordance with applicable rules and regulations of Securities and Exchange Commission (the “SEC”).

The Committee shall maintain free and open means of communication among the Board, any independent consultants, the internal human resources professionals, and the chief executive officer of the Company.

Committee Duties and Responsibilities

The Committee’s policies should remain flexible to react to changing conditions and to ensure the Board and shareholders that: (i) the achievement of the overall goals and objectives of the Company can be supported by adopting an appropriate executive compensation policy and implementing it through an effective total compensation program, and (ii) the total compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law, and regulatory requirements.

The Committee shall:

•	Review and discuss the CD&A section of the Company’s proxy statement with management.
•	Produce an annual report stating it has reviewed and discussed the CD&A section of the Company’s proxy statement with management.
•
Assist the Company in defining a total compensation policy for its executives that (1) supports the Company’s overall business strategy and objectives, (2) attracts and retains key executives, (3) links total compensation with business objectives and organizational performance in good and bad times, and (4) provides competitive total compensation opportunities at a reasonable cost while enhancing shareholder value creation.

•
Act on behalf of the Board in setting executive compensation policy, administering compensation plans approved by the Board and shareholders, and making decisions for the Board with respect to the compensation of key executives.

•
Review and determine the annual base salary levels, annual incentive opportunity levels, long-term incentive opportunity levels, executive perquisites, employment agreements (if and when appropriate), change in control and severance provisions/agreements (if and when appropriate), benefits, and supplemental benefits of the CEO, and other executive officers and key executives of the Company.

•
Review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives, and have the sole authority to determine the CEO’s compensation level based on this evaluation.

•
Evaluate annually the CEO’s and other key executives’ compensation levels and payouts (including long-term incentives) against (i) pre-established performance goals and objectives, including relative shareholder return, (ii) an appropriate peer group, and (iii) the awards given to the CEO or other executive in past years.

•	Review and assess performance target goals established before the start of the year and determine when performance goals have been achieved at the end of the year.
•	Administer the compensation program for the CEO, executive officers, and other key executives and ensure consistency with executive compensation policy.
•	Review and determine incentive plans and equity-based plans that are consistent with the organization’s executive compensation policy.
•
Determine and/or approve awards to employees of long-term incentives pursuant to any of the Company’s employee incentive plans and exercise such other power and authority as may be permitted or required under such plans, and monitor aggregate equity compensation share use, dilution and expense.

•	Review the retirement plans of the Company and determine any differences between plan objectives, needs, and current benefit levels, and approve any amendments.
•
Review the group health care benefits provided against benefits provided by other organizations in the same industry, and evaluate the sharing of risk and funding for any self-administered benefits plans as well as the cost and effectiveness of plan administration.

•	Review and approve compensation (fees and equity) for the non-employee directors.
•	Review the management succession program. If succession responsibility is delegated to another committee, the Committee should coordinate closely with that committee.
•	Keep abreast of current developments in executive compensation outside the Company..
•
Review the performance of the Committee annually, which review should compare its performance with the requirements of this Charter and should reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

•
Review the Company’s compensation policies and practices applicable to all employees as they relate to the Company’s risk management and determine whether the risks arising from these compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Such assessment should be reported to the Board.

•
Approve all compensation consultant engagement fees and terms, including engagements with compensation consultants involving services in addition to executive and director compensation (other than any role limited to consulting on any broad-based plan that does not discriminate in scope, terms or operation, in favor of executive officer or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice).  The Committee shall consult with management but shall not delegate these responsibilities, except that the Chairperson of the Committee shall have the authority to grant pre-approvals of services by compensation consultants provided that all pre-approvals by the Chairperson shall be presented to the full Committee at its next scheduled meeting.

•
Assume the responsibility to comply with applicable requirements as established by the SEC and NASDAQ or other governing regulatory authority regarding compensation consultants used to assist in the evaluation of the CEO, other executive officers, employees or non-employee members of the Board.

•	Make regular reports to the Board.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. Authority to select, retain, terminate, and approve the fees and other retention terms of any compensation consultants retained by the Company shall be vested solely in the Committee. Except as expressly provided in this Charter or the by-laws of the Company, or as otherwise provided by law or the requirements of NASDAQ, the Committee shall fix its own rules of procedure. The Committee may form and delegate authority to subcommittees when appropriate.